UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K



                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): October 2, 2003



                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
             (Exact name of registrant as specified in its charter)



         DELAWARE                  333-86366-04               13-3411414
      (State or other              (Commission             (I.R.S. Employer
       Jurisdiction                File Number)         Identification Number)
      Incorporation)

                              ---------------------

                               383 Madison Avenue
                            New York, New York 10179
                          (principal executive offices)
                                 (212) 272-2000

Item 5.     Other Events.
            ------------

            Attached as an exhibit are Computational Materials (as defined in the no-action letter issued by the staff of the Securities and Exchange Commission (the "Commission") on May 20, 1994, regarding Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. and Kidder Structured Asset Corporation and as further modified by a no-action letter issued by the staff of the Commission on May 27, 1994, to the Public Securities Association) furnished to the Registrant by Bear, Stearns & Co. Inc. and Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") in respect of the Registrant's proposed offering of Class A-1, Class A-2, Class A-3, Class A-4, Class B, Class C and Class D Certificates of the Commercial Mortgage Pass-Through Certificates, Series 2003-TOP12 (the "Offered Certificates").

            The Offered Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Offered Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 333-86366) (the "Registration Statement"). The Registrant hereby incorporates the Computational Materials by reference in the Registration Statement.

            The Computational Materials were prepared solely by the Underwriters, and the Registrant did not prepare or participate in the preparation of the Computational Materials.

Item 7.     Financial Statements and Exhibits.
            ---------------------------------

            (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                               Description
-----------                               -----------

(99.1) Computational Materials prepared by Bear, Stearns & Co. Inc. and Morgan Stanley & Co. Incorporated in connection with Bear Stearns
                                          Commercial Mortgage Securities Inc.,
                                          Commercial Mortgage Pass-Through
                                          Certificates, Series 2003-TOP12, Class
                                          A-1, Class A-2, Class A-3, Class A-4,
                                          Class B, Class C and Class D
                                          Certificates.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 3, 2003

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.


By:    /s/ Michael A. Forastiere
    --------------------------------
    Name:  Michael A. Forastiere
    Title: Vice President

                                INDEX TO EXHIBITS

                                                                 Paper (P) or
Exhibit Number              Description                          Electronic (E)
--------------              -----------                          --------------

Exhibit No. 99.1            Computational Materials                    E
                            prepared by Bear, Stearns &
                            Co. Inc. and Morgan Stanley
                            & Co. Incorporated in
                            connection with Bear Stearns
                            Commercial Mortgage
                            Securities Inc., Commercial
                            Mortgage Pass-Through
                            Certificates, Series
                            2003-TOP12, Class A-1,
                            Class A-2, Class A-3,
                            Class A-4, Class B, Class C
                            and Class D Certificates.